AMENDMENT NO. TWO TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT OF
C. HUNTER WESTBROOK

    Amendment No. Two, dated as of October 27, 2020 (this “Amendment”), to Amended and Restated Employment Agreement, dated as of September 11, 2018 (as amended by Amendment No. One thereto dated as of September 24, 2018, the “Agreement”), by and between HomeTrust Bancshares, Inc. (the “Company”) and C. Hunter Westbrook (the “Employee”).

    WHEREAS, on September 11, 2018, the Employee and the Company entered into the original Agreement, which reflected the Employee’s position at that time of Executive Vice President and Chief Banking Officer of both the Company and HomeTrust Bank, a wholly owned subsidiary of the Company (the “Bank”);

    WHEREAS, on September 24, 2018, the Employee and the Company entered into Amendment No. One to the Agreement, to reflect the promotion of the Employee to the position of Senior Executive Vice President and Chief Operating Officer of both the Company and the Bank, effective October 1, 2018; and

WHEREAS, on October 27, 2020, the Employee was promoted to the position of President and Chief Operating Officer of the Bank, effective October 28, 2020, and the Employee and the Company desire to amend the Agreement to reflect this promotion.

NOW, THEREFORE, in consideration of the foregoing, and of the respective agreements of the parties herein, it is AGREED as follows:

1.     Effective October 28, 2020, all references in the Agreement to the Employee’s position as Senior Executive Vice President and Chief Operating Officer of the Bank shall be deemed changed to President and Chief Operating Officer of the Bank.

2.     The terms of the Agreement as in effect prior to October 28, 2020 that are not amended hereby shall remain in full force and effect on and after October 28, 2020 and are not affected by this Amendment. For purposes of clarification, this includes all references in the Agreement to the Employee’s position as Senior Executive Vice President and Chief Operating Officer of the Company, which was not affected by the Employee’s promotion to the position of President and Chief Operating Officer of the Bank.

3.    This Amendment may be executed in counterparts, each of which shall be an original and which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                        HOMETRUST BANCSHARES, INC.

                    By:    _____________________
                    Name:
                    Title:

                        EMPLOYEE

                        _____________________
                        C. Hunter Westbrook

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